EXHIBIT 4.61

               AMENDMENT TO LETTER OF INTENT WITH AMERA RESOURCES
                      CORPORATION DATED SEPTEMBER 30, 2003

                           AMERA RESOURCES CORPORATION
                      SUITE 709 - 837 WEST HASTINGS STREET
                                 VANCOUVER, B.C.
                                     V6C 3N6





September 30, 2003


IMA Exploration Inc.
Suite 709, 837 West Hastings Street
Vancouver, B.C.
V6C 3N6

Attention:        Dr. Gerald G. Carlson,
                  CHAIRMAN
------------------------------------------

- and -

Inversiones Mineras Argentinas S.A.
Av. Ignacio De la Roza 670 (E)
San Juan, San Juan Province, 5400
Argentina

Attention:        Ms. Isabel Chiarantano,
                  DIRECTOR
------------------------------------------

Gentlemen:

RE: Letter of Intent dated March 6, 2003( the "Letter of Intent") regarding Mogote Property located in the San Juan Province of Argentina (the "Property") made between Amera Resources Corporation (the "Optionee") and IMA Exploration Inc. and Inversiones Mineras Argentinas S.A. (COLLECTIVELY THE "OPTIONORS")

--------------------------------------------------------------------------------

This will confirm that we have agreed to amend the terms of the Letter of Intent in the following respects:

1. The parties agree that the Optionee's obligation under section 3.1 of the letter of intent to reimburse all expenditures incurred to date by the Optionor in respect of the Property shall be a committed and non-refundable obligation (the "Non-Refundable Amount"). The parties further agree that the Non-Refundable amount totals $192,952 as at the date hereof and shall be credited to the Optionee's expenditure obligations to be met prior to July 1, 2004 as set forth in section 3.1.

2.       The   Optionor   hereby   acknowledges   receipt   of  payment  of  the
         Non-refundable Amount.

3. The parties agree that the Optionee shall be the operator of the Property throughout the term of the Option and, accordingly, the word "Optionor" in the first line of section 3.4 of the Letter of Intent is hereby deleted and the word "Optionee" is substituted therefor.

4. ection 11.6 of the Letter of Intent is hereby amended by deleting the first sentence and substituting therefor the following: " This Letter of Intent, save and except for the obligations of the Optionee to pay the Non-Refundable Amount, is subject to the prior acceptance for filling by the TSX Venture Exchange on Behalf of the Optionee."

5. Capitalized terms and expression used herein but no expressly defined herein shall have the same meanings as set out in the Letter of Intent.

6. In all other respects, the terms and conditions of the Letter of Intent shall remain in full force and effect.

Please indicate you acceptance by signing this letter where indicated below and returning to us the enclosed copy duly signed.

Yours very truly,

AMERA RESOURCES CORPORATION

Per:  /s/ NIKOLAOS CACOS
       (Signature)

Nikolaos Cacos,
President and Chief Executive Officer


Terms and conditions approved as of the date first above written.

IMA EXPLORATION INC.                        INVERSIONES MINERAS
                                            ARGENTINAS S.A.




Per:  /s/ WILLIAM LEE                       Per:  /s/ ISABEL CHIARANTANO
    ------------------------------              --------------------------------
    Authorized Signatory                        Isabel Chiarantano, Director